UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
July 8, 2005

AIRGAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

259 North Radnor-Chester Road, Suite 100
Radnor, PA 19087-5283

(Address of principal executive offices)

Registrant’s telephone number, including area code: (610) 687-5253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Signatures
ANNUAL REPORT LINE GRAPH INCLUDED IN THE LETTER TO SHAREHOLDERS

Item 2.02 Results of Operations and Financial Condition

On July 8, 2005, Airgas, Inc. (the “Company”) began mailing its 2005 annual report (the “Annual Report”) and definitive proxy statement to its stockholders. The Letter to Shareholders section of the Annual Report includes a line graph (on page 13) depicting Sales, Adjusted EBITDA, Interest Expense, and Stockholders’ Equity for the fiscal years 1989 through 2005. The graph is attached as Exhibit 99.1 under Item 9.01 and is incorporated herein by reference. The Sales, Interest Expense and Stockholders’ Equity data used to derive the graph were previously disclosed in the Company’s Form 10-K filings for the respective years presented. The Adjusted EBITDA measure had not been previously disseminated to the public and is therefore furnished in this Form 8-K.

Adjusted EBITDA is a financial measure that is not defined under generally accepted accounting principles (GAAP). The Company believes Adjusted EBITDA provides investors meaningful insight into the Company’s ability to generate cash from operations to support required working capital, capital expenditures and financial obligations. The Company’s intent is to provide non-GAAP financial information to enhance investors’ understanding of the Company’s consolidated financial statements and should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP.
A reconciliation of Adjusted EBITDA to the most comparable measure under generally accepted accounting principles appears on page 69 of the Annual Report and is also included below:

Seventeen Year Reconciliation of Operating income to Adjusted EBITDA to Cash from Operations (Unaudited)

(In thousands of dollars)
Years Ended March 31,	1989	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

Operating income	15,958	23,221	17,286	26,316	34,367	48,667	72,600	92,985	82,285	118,948	112,996	106,731	107,949	125,033	155,882	167,780	203,233
Add:
Depreciation & amortization	11,147	17,387	21,158	23,420	28,042	30,571	36,868	45,762	62,491	76,670	87,926	89,308	86,754	72,945	79,844	87,956	111,584

Adjusted EBITDA	27,105	40,608	38,444	49,736	62,409	79,238	109,468	138,747	144,776	195,618	200,922	196,039	194,703	197,978	235,726	255,736	314,817

(Uses)/sources of cash excluded from Adjusted EBITDA, included in Cash from Operations
Interest expense, net	(12,245)	(16,198)	(15,179)	(12,838)	(11,403)	(12,486)	(17,625)	(24,862)	(39,752)	(53,290)	(60,298)	(57,560)	(60,207)	(47,013)	(46,375)	(42,357)	(51,245)
Discount on securitization of receivables	—	—	—	—	—	—	—	—	—	—	—	—	(1,303)	(4,846)	(3,326)	(3,264)	(4,711)
Current income taxes	404	1,700	(599)	(3,591)	(5,653)	(7,838)	(12,345)	(17,654)	(21,250)	(19,340)	(18,392)	(18,428)	(15,566)	4,772	(32,544)	(24,181)	(22,730)
Other income (expense)	215	157	870	214	546	453	1,607	782	1,672	2,813	26,714	17,862	1,324	2,356	439	1,473	1,136
Equity in earnings of Elkem joint venture	1,415	1,435	2,009	2,019	(897)	(1,258)	(840)	(1,428)	(1,356)	(1,478)	(869)	—	—	—	—	—	—
(Gains)/losses on divestitures	—	—	—	—	—	—	(560)	—	(770)	(1,452)	(25,468)	(17,712)	(1,173)	(1,916)	241	—	(360)
(Gain)/losses on sale of PP&E	(32)	2	(715)	(76)	(292)	(63)	110	(12)	1,386	(504)	(222)	(915)	502	405	(257)	(837)	(321)
Stock issued for employee benefits	—	—	—	—	—	—	2,707	3,396	5,156	5,953	5,750	5,715	5,630	7,369	8,951	6,889	9,907
Other non-cash charges	260	308	252	250	—	—	—	—	3,930	11,422	—	458	2,281	1,068	—	—	—
Cash provided (used) by working capital	4,379	702	6,712	15,968	13,608	6,752	(2,030)	(6,947)	(12,545)	(5,342)	(26,074)	(25,367)	75,571	90,890	33,108	17,220	(24,176)

Net Cash Provided by Operating Activities	21,501	28,714	31,794	51,682	58,318	64,798	80,492	92,022	81,247	134,400	102,063	100,092	201,762	251,063	195,963	210,679	222,317

The information contained in this Form 8-K report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(a) None

(b) None

(c) Exhibits.

99.1 –	Annual Report line graph included in the Letter to Shareholders on page 13 of the Company’s 2005 Annual Report (furnished pursuant to Item 2.02 of Form 8-K).

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant and Co-Registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRGAS, INC. (Registrant) BY: /s/ Robert M. McLaughlin Robert M. McLaughlin Vice President & Controller	AIRGAS EAST, INC.
AIRGAS GREAT LAKES, INC.
AIRGAS MID AMERICA, INC.
AIRGAS NORTH CENTRAL, INC.
AIRGAS SOUTH, INC.
AIRGAS GULF STATES, INC.
AIRGAS MID SOUTH, INC.
AIRGAS INTERMOUNTAIN, INC.
AIRGAS NORPAC, INC.
AIRGAS NORTHERN CALIFORNIA & NEVADA, INC.
AIRGAS SOUTHWEST, INC.
AIRGAS WEST, INC.
AIRGAS SAFETY, INC.
RUTLAND TOOL & SUPPLY CO., INC.
AIRGAS CARBONIC, INC.
AIRGAS SPECIALTY GASES, INC.
NITROUS OXIDE CORP.
RED-D-ARC, INC.
AIRGAS DATA, LLC

(Co-Registrants)

By:	/s/ Robert M. McLaughlin
Robert M. McLaughlin
Vice President

ATNL, INC.

(Co-Registrant)

By:	/s/ Melanie Andrews
Melanie Andrews
President

DATED: July 14, 2005